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                                     AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                                               ARTICLES SUPPLEMENTARY


         AMERICAN  CENTURY WORLD MUTUAL FUNDS,  INC., a Maryland  corporation  whose  principal  Maryland office is located in Baltimore,  Maryland (the  "Corporation"),  hereby  certifies to the State Department of Assessments and
Taxation of Maryland that:


         FIRST:  The Corporation is registered as an open-end company under the Investment Company Act of 1940.

         SECOND:  Pursuant to authority  expressly  vested in the Board of  Directors by Article  FIFTH and Article
SEVENTH of the Articles of  Incorporation  of the  Corporation,  the Board of Directors of the  Corporation has (i)
established  two new  series of  shares  titled NT  Emerging  Markets  Fund and NT  International  Growth  Fund and
(ii)-increased  in some cases and decreased in some cases the number of shares of capital  stock of certain  series that the  Corporation  has  authority  to  issue in  accordance  with  Section  2-105(c)  of the  Maryland  General
Corporation Law (the "Reallocation").

         THIRD:  Immediately  prior to the  Reallocation  the  Corporation had the authority to issue Three Billion
(3,000,000,000)  shares of capital stock.  Following the  Reallocation,  the Corporation has the authority to issue
Three Billion (3,000,000,000) shares of capital stock.

         FOURTH:  The par value of shares of the  Corporation's  capital  stock  before the  Reallocation  was, and after the Reallocation is, One Cent ($0.01) per share.

         FIFTH:  Immediately  prior to the  Reallocation,  the  aggregate par value of all shares of stock that the
Corporation  was  authorized  to issue  was  Thirty  Million  Dollars  ($30,000,000).  After  giving  effect to the
Reallocation,  the  aggregate  par value of all  shares of stock that the  Corporation  is  authorized  to issue is
Thirty Million Dollars ($30,000,000).

         SIXTH:  Immediately  prior to the  Reallocation,  the nine (9) Series of stock of the  Corporation and the number of shares and aggregate par value of each was as follows:

Series                                                               No. of Shares        Aggregate Par Value
International Growth Fund                                               1,330,000,000              $13,300,000
International Discovery Fund                                               480,000,000             $ 4,800,000
Emerging Markets Fund                                                      160,000,000             $ 1,600,000
Global Growth Fund                                                         265,000,000             $ 2,650,000
Life Sciences Fund                                                         215,000,000             $ 2,150,000
Technology Fund                                                            115,000,000             $ 1,150,000
International Opportunities Fund                                           110,000,000             $ 1,100,000
International Stock Fund                                                   100,000,000             $ 1,000,000
International Value Fund                                                   225,000,000             $ 2,250,000

The par value of each share of stock in each Series is One Cent ($0.01) per share.

         SEVENTH:  Immediately  prior  to  the  Reallocation,  the  number  of  shares  allocated  among  the  duly established  classes of shares  (each  hereinafter  referred  to as a "Class")  of the nine (9) Series of stock and aggregate par value of each class was as follows:



                                                                Number of Shares
                                                                  as Allocated         Aggregate
               Series Name                  Class Name                                 Par Value
International Growth Fund                   Investor                1,000,000,000         $10,000,000
                                            Institutional             150,000,000           1,500,000
                                            Advisor                   100,000,000           1,000,000
                                            R                           5,000,000              50,000
                                            C                          25,000,000             250,000
                                            A                          25,000,000             250,000
                                            B                          25,000,000             250,000

International Discovery Fund                Investor                  400,000,000          $4,000,000
                                            Institutional              75,000,000             750,000
                                            Advisor                     5,000,000              50,000

Emerging Markets Fund                       Investor                  100,000,000          $1,000,000
                                            Institutional              50,000,000             500,000
                                            Advisor                     5,000,000              50,000
                                            C                           5,000,000              50,000

Global Growth Fund                          Investor                  150,000,000          $1,500,000
                                            Institutional               5,000,000              50,000
                                            Advisor                     5,000,000              50,000
                                            A                          25,000,000             250,000
                                            B                          25,000,000             250,000
                                            C                           5,000,000              50,000
                                            R                          50,000,000             500,000

Life Sciences Fund                          Investor                  200,000,000          $2,000,000
                                            Institutional               5,000,000              50,000
                                            Advisor                     5,000,000              50,000
                                            C                           5,000,000              50,000

Technology Fund                             Investor                  100,000,000          $1,000,000
                                            Institutional               5,000,000              50,000
                                            Advisor                     5,000,000              50,000
                                            C                           5,000,000              50,000

International Opportunities Fund            Investor                  100,000,000          $1,000,000
                                            Institutional              10,000,000             100,000


International Stock Fund                    Investor                  100,000,000          $1,000,000





                                                                Number of Shares
                                                                  as Allocated         Aggregate
               Series Name                  Class Name                                 Par Value

International Value Fund                    Investor                   55,000,000            $550,000
                                            Institutional              55,000,000             550,000
                                            A                          55,000,000             550,000
                                            B                           5,000,000              50,000
                                            C                          50,000,000             500,000
                                            R                           5,000,000              50,000

         EIGHTH:  Pursuant to authority  expressly  vested in the Board of  Directors by Article  FIFTH and Article
SEVENTH of the  Articles of  Incorporation  of the  Corporation,  the Board of  Directors  of the  Corporation  has
allocated Three Billion  (3,000,000,000)  shares of the Three Billion  (3,000,000,000) shares of authorized capital stock of the Corporation among the ten (10) Series of stock of the Corporation as follows:

Series                                                               No. of Shares        Aggregate Par Value
International Growth Fund                                               1,300,000,000              $13,000,000
International Discovery Fund                                               480,000,000             $ 4,800,000
Emerging Markets Fund                                                      160,000,000             $ 1,600,000
Global Growth Fund                                                         195,000,000             $ 1,950,000
Life Sciences Fund                                                         115,000,000             $ 1,150,000
Technology Fund                                                            115,000,000             $ 1,150,000
International Opportunities Fund                                           110,000,000             $ 1,100,000
International Stock Fund                                                   100,000,000             $ 1,000,000
International Value Fund                                                   225,000,000             $ 2,250,000
NT Emerging Markets Fund                                                   100,000,000             $ 1,000,000
NT International Growth Fund                                               100,000,000             $ 1,000,000

         NINTH:  Pursuant to authority  expressly  vested in the Board of  Directors  by Article  FIFTH and Article
SEVENTH of the  Articles of  Incorporation,  the Board of  Directors of the  Corporation  (a) has duly  established
Classes for each Series of the capital stock of the  Corporation  and (b) has allocated  shares  designated to each
Series in Article  EIGHTH  above  among the  Classes of shares.  As a result of the  Reallocation,  the  Classes of shares of the nine (9)  Series of stock of the  Corporation  and the number of shares  and  aggregate  par value of each is as follows:



                                                                Number of Shares
                                                                  as Allocated         Aggregate
               Series Name                  Class Name                                 Par Value

International Growth Fund                   Investor                1,000,000,000         $10,000,000
                                            Institutional             150,000,000           1,500,000
                                            Advisor                   100,000,000           1,000,000
                                            R                           5,000,000              50,000
                                            C                          10,000,000             100,000
                                            A                          25,000,000             250,000
                                            B                          10,000,000             100,000

International Discovery Fund                Investor                  400,000,000          $4,000,000
                                            Institutional              75,000,000             750,000
                                            Advisor                     5,000,000              50,000

Emerging Markets Fund                       Investor                  100,000,000          $1,000,000
                                            Institutional              50,000,000             500,000
                                            Advisor                     5,000,000              50,000
                                            C                           5,000,000              50,000

Global Growth Fund                          Investor                  150,000,000          $1,500,000
                                            Institutional               5,000,000              50,000
                                            Advisor                     5,000,000              50,000
                                            A                          10,000,000             100,000
                                            B                          10,000,000             100,000
                                            C                           5,000,000              50,000
                                            R                          10,000,000             100,000

Life Sciences Fund                          Investor                  100,000,000          $1,000,000
                                            Institutional               5,000,000              50,000
                                            Advisor                     5,000,000              50,000
                                            C                           5,000,000              50,000

Technology Fund                             Investor                  100,000,000          $1,000,000
                                            Institutional               5,000,000              50,000
                                            Advisor                     5,000,000              50,000
                                            C                           5,000,000              50,000

International Opportunities Fund            Investor                  100,000,000          $1,000,000
                                            Institutional              10,000,000             100,000

International Stock Fund                    Investor                  100,000,000          $1,000,000

International Value Fund                    Investor                   55,000,000            $550,000
                                            Institutional              55,000,000             550,000
                                            A                          55,000,000             550,000
                                            B                           5,000,000              50,000
                                            C                          50,000,000             500,000
                                            R                           5,000,000              50,000



                                                                Number of Shares
                                                                  as Allocated         Aggregate
               Series Name                  Class Name                                 Par Value

NT Emerging Markets Fund                    Institutional             100,000,000          $1,000,000

NT International Growth Fund                Institutional             100,000,000          $1,000,000

         TENTH:  Except as otherwise  provided by the express provisions of these Articles  Supplementary,  nothing herein shall limit,  by inference or  otherwise,  the  discretionary  right of the Board of Directors to serialize, classify or reclassify  and issue any unissued  shares of any Series or Class or any unissued  shares that have not been  allocated to a Series or Class,  and to fix or alter all terms  thereof,  to the full extent  provided by the
Articles of Incorporation of the Corporation.

         ELEVENTH:  A description of the series and classes of shares,  including the  preferences,  conversion and other rights, voting powers, restrictions,  limitations as to dividends,  qualifications,  and terms and conditions for  redemption  is set forth in the  Articles  of  Incorporation  of the  Corporation  and is not changed by these
Articles Supplementary, except with respect to the creation and/or designation of the various Series.

         TWELFTH:  The Board of Directors of the  Corporation  duly adopted  resolutions  dividing  into Series and
Classes  the  authorized  capital  stock of the  Corporation  and  allocating  shares to each as set forth in these
Articles Supplementary.

         IN WITNESS WHEREOF, AMERICAN CENTURY WORLD MUTUAL FUNDS, INC. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Assistant Secretary on this 15th day of
March, 2006.

                                                     AMERICAN CENTURY WORLD
ATTEST:                                     MUTUAL FUNDS, INC.


/s/ Otis H. Cowan                           By:  /s/ David H. Reinmiller
Name:  Otis H. Cowan                              Name:   David H. Reinmiller
Title:   Assistant Secretary                               Title:      Vice President

         THE  UNDERSIGNED  Vice President of AMERICAN  CENTURY WORLD MUTUAL FUNDS,  INC., who executed on behalf of said Corporation the foregoing  Articles  Supplementary  to the Charter,  of which this certificate is made a part, hereby  acknowledges,  in the name of and on behalf of said Corporation,  the foregoing  Articles  Supplementary to the  Charter  to be the  corporate  act of  said  Corporation,  and  further  certifies  that,  to the  best of his knowledge,  information  and belief,  the matters and facts set forth therein with respect to the approval  thereof are true in all material respects under the penalties of perjury.


Dated:  March 15, 2006                      /s/ David H. Reinmiller
                                                     David H. Reinmiller, Vice President
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